ING SEPARATE PORTFOLIOS TRUST

ING SPorts International Fixed Income Fund

(“Fund”)

Supplement dated December 30, 2009 to the Fund’s

Prospectus and Statement of Additional Information

each dated July 31, 2009

On December 18, 2009, the Board of Trustees of ING Separate Portfolios Trust approved a proposal to liquidate the Fund.  It is expected that the liquidation will take place on or about December 30, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE